THE EQUITABLE COMPANIES INCORPORATED

                                       to

                              THE BANK OF NEW YORK

                                   as Trustee




                          FIRST SUPPLEMENTAL INDENTURE






                     Dated as of __________________________







                            Providing for Issuance of

                -------- % Junior Subordinated Debentures due------

                   FIRST SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of[_______________], from THE EQUITABLE COMPANIES INCORPORATED, a Delaware corporation (the "Company"), to THE BANK OF NEW YORK, Trustee, a
New York banking corporation (the "Trustee").

                                    Recitals
                                    --------

                   In accordance with Sections 2.1, 3.1 and 8.1 of the Junior Subordinated Indenture, dated as of [____________________], from the Company to the Trustee (the "Indenture"), this Supplemental Indenture is being entered into in order to establish the form and terms of one series of Securities.

                  All capitalized terms used herein without definition shall have the meanings specified in the Indenture.

                  For and in consideration of the premises, it is mutually covenanted and agreed as follows:


                  Section 1. Issuance of _________% Junior Subordinated Debentures. There shall be a series of debt securities designated the __________ % Junior Subordinated Debentures due _______ (the "Junior Subordinated Debentures") and such Subordinated Debentures shall have the following terms in accordance with the provisions of the Indenture and this Supplemental Indenture:

                  (a) Limitation on Aggregate Principal Amount. The aggregate principal amount of the Junior Subordinated Debentures which may be authenticated and delivered shall be limited to $_______________.

                  (b) Principal Payment Date. Except as set forth in Section 3, the principal amount of the Junior Subordinated Debentures Outstanding (together with any accrued and unpaid interest thereon) shall be payable in a single installment on
-----------------.

                  (c) Interest Rate and Interest Payment Dates. The Junior Subordinated Debentures shall bear interest at the rate per annum of _______% from and including _________________ (the "Issue Date") or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for on the Junior Subordinated Debentures. To the extent allowed by law, the Company will also pay interest on overdue principal, premium and interest at such rate. Interest shall be payable (subject to paragraph (d) below) ________ in arrears on the last day of each calendar month (each an "Interest Payment Date"), commencing on _____________. Interest payable on any Junior Subordinated Debenture that is punctually paid or duly provided for on any Interest Payment Date shall be paid to the person in whose name such Junior Subordinated Debenture is registered at the close of business on the regular record date for such interest installment, which, except as set forth below, shall be, in respect of any Junior Subordinated Debenture of which the Property Trustee is the registered holder or a Global Debenture, the close of business on the ______________ Business Day preceding that Interest Payment Date. Notwithstanding the foregoing sentence, if the Preferred Securities are no longer in book-entry only form, or if Junior Subordinated Debentures are not represented by a Global Debenture, the regular record dates for such interest installment shall be the close of business on the _______________ Business Day preceding that Interest Payment Date (in each case, a "Regular Record Date"). Interest will be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period. If any date on which interest is payable on the Junior Subordinated Debentures is not a Business Day, the payment of interest due on such date may be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date. A "Business Day" shall mean any day other than a day on which banking institutions in The City of New York or __________________________________ are authorized or required by law to close. The interest so payable on the Junior Subordinated Debentures which is not punctually paid or provided for shall forthwith cease to be payable to the Persons in whose names such Junior Subordinated Debentures are registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Persons in whose names such Junior Subordinated Debentures are registered on the Special Record Date or other specified date in accordance with the Indenture; provided, however, that interest shall not be considered payable by the Company on any Interest Payment Date falling within an Extension Period (as defined below) unless the Company has elected to make a full or partial payment of interest accrued on the Subordinated Debentures on such Interest Payment Date.

                  (d) Option to Extend Interest Payment. (1) Notwithstanding anything contained in the Indenture or this Supplemental Indenture to the contrary, so long as the Company is not then in default in the payment of any interest on the Junior Subordinated Debentures, the Company shall have the right at any time during the term of the Junior Subordinated Debentures, by notice given prior to an

Interest Payment Date as provided below, to extend the interest payment period from time to time to another Interest Payment Date by one or more ____________ periods, not to exceed at any one time __________ consecutive _________ interest periods from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"). Except as provided in the next succeeding sentence, no interest shall be due and payable during an Extension Period, but at the end of each Extension Period the Company shall pay to the Holders of record on the Regular Record Date for such Interest Payment Date (regardless of who the Holders of record may have been on other dates during the Extension Period) all interest then accrued and unpaid on the Junior Subordinated Debentures, together with interest thereon, compounded monthly commencing on the first Interest Payment Date in such Extension Period, at the rate specified for the Junior Subordinated Debentures to the extent permitted by applicable law ("Compounded Interest"). Prior to the termination of any Extension Period, the Company may pay all or any portion of the interest accrued on the Junior Subordinated Debentures on any Interest Payment Date to Holders of record on the Regular Record Date for such Interest Payment Date or from time to time further extend the interest payment period; provided that any such Extension Period together with all such previous and further extensions thereof may not exceed ________________ interest periods at any one time. If the Company shall elect to pay all of the interest accrued on the Junior Subordinated Debentures on an Interest Payment Date during an Extension Period, such Extension Period shall automatically terminate on such Interest Payment Date. Upon the termination of any Extension Period and the payment of all amounts of interest then due, the Company may select a new Extension Period, subject to the above requirements.

         (2) So long as the Property Trustee is the legal owner and holder of record of the Junior Subordinated Debentures, at the time the Company selects an Extension Period, the Company shall give both the Property Trustee and the Trustee written notice of its selection of such Extension Period one business day prior to the earlier of (i) the next succeeding date on which distributions on the Preferred Securities are payable or (ii) the date EQ Capital Trust [ ] is required to give notice of the record date or the date such distributions are payable to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities, but in any event not less than one business day prior to such record date. The Company shall cause EQ Capital Trust [ ] to give notice of the Company's selection of such Extension Period to the holders of the Preferred Securities.

         (3) If as a result of the dissolution of EQ Capital Trust [ ] Junior Subordinated Debentures have been distributed to holders of Preferred Securities and Common Securities, at the time the Company selects an Extension Period, the Company shall give the holders of the Junior Subordinated Debentures and the Trustee written notice of its selection of such Extension Period at least 10 Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Junior Subordinated Debentures.

         (4) The period in which any notice is given pursuant to paragraph (2) or (3) of this Section 1(d) shall be counted as one of the ______ periods permitted in the maximum Extension Period permitted under this Section 1(d).

                  (e) Place of Payment and Method of Payment. The place of payment of principal and interest on the Subordinated Debentures shall initially be the Corporate Trust Office of the Trustee; provided, however, that payment of principal and interest may be paid at the option of the Company (i) by check mailed to the addresses of the Persons in whose names such Junior Subordinated Debentures are registered on the relevant record date or (ii) by wire transfer of immediately available funds to any Holder entitled thereto as specified in the Register of Holders of the Junior Subordinated Debentures; and provided, further, that the final payment of principal shall be payable only upon surrender of such Junior Subordinated Debentures to the Paying Agent. Notwithstanding the foregoing, so long as the Property Trustee is the legal owner and record holder of the Junior Subordinated Debentures, the payment of the principal of and interest (including Compounded Interest, if any) on the Junior Subordinated Debentures held by the Property Trustee will be made by the Company in immediately available funds on the payment date therefor to the Property Account (as defined in the Declaration of Trust) established and maintained by the Property Trustee pursuant to the Declaration of Trust.

(f) Limitation on Dividends and Capital Stock Acquisitions. The Company covenants and agrees that the Company will not declare or pay any dividends on, or redeem, purchase, acquire or make any distribution, liquidation or guarantee payment with respect to its capital stock, if at any time, (i) it shall have failed to make any payment of interest, principal or premium on the Junior Subordinated Debentures when due (after giving effect to any grace period for payment thereof as provided in Section 5.1 of the Indenture), (ii) the Company shall have given notice of its election to defer payments of interest on the Junior Subordinated Debentures held by EQ Capital Trust[ ] as trust assets by extending the interest payment period as provided in the terms of the Junior Subordinated Debentures and such period, or any extension thereof, is continuing, or (iii) the Company shall be in default with respect to its Guarantee Payments (as defined in the Preferred Securities Guarantee), provided, that the Company may (A) make redemptions, purchases, retirements, acquisitions or distributions in shares of capital stock of the Company or redemptions, purchases or acquisitions of shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), for purposes of any employee benefit plan or program of the Company or any Subsidiary and (B) pay accrued dividends (and cash in lieu of fractional shares) upon the conversion of any preferred stock of the Company as may be outstanding from time to time, in accordance with the terms of such stock. The term "capital stock" shall include the Company's Common Stock and any issue of preferred stock from time to time outstanding but shall not include any indebtedness of any kind, whether or not convertible or exchangeable for shares of Common Stock or preferred stock.

                  (g) Denominations. The Junior Subordinated Debentures, whether certificated or in global form, shall be fully registered, without coupons, and issued in minimum denominations of $25 and any integral multiples of $25 in excess thereof.

                  (h) Form of Debentures. The Junior Subordinated Debentures shall be issuable as Registered Securities only and shall be substantially in the form, attached as Exhibit A-1 and A-2 hereto.

                  (i) Defeasance and Covenant Defeasance. The provisions of Sections 4.4 and 4.5 of the Indenture entitled "Defeasance and Discharge" and "Covenant Defeasance", respectively, shall apply to the Junior Subordinated Debentures; provided that it shall be a condition to the application of Section
4.4 or Section 4.5 of the Indenture to the Junior Subordinated Debentures, in addition to the conditions set forth in subsections (b) through (i) of Section
4.6 of the Indenture, that the Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 of the Indenture who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through
4.9 inclusive of the Indenture and the last paragraph of Section 9.3 of the Indenture applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to below in this Section l(i), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Junior Subordinated Debentures, with written instructions to the Trustee as to the application thereof, (A) money in an amount or (B) Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to below in this Section 1(i), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof
                                     - 6 -
delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest (including interest accruing during any Extension Period specified at the time of the establishment of the trust), if any, on the Junior Subordinated Debentures on the Maturity of such principal or installment of interest. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with
Section 3 which shall be given effect in applying the foregoing. For the purpose of such defeasance or covenant defeasance, the term "Government Obligations" shall only include obligations of the United States or an agency or instrumentality of the United States. If the Company establishes a trust as provided in this Section 1(i), it shall be permitted at the date of establishment to extend the interest payment period pursuant to Section 1(d) for only one Extension Period (including any Extension Period outstanding at the date of such establishment).

                  (j) Sinking Fund Obligations. The Company has no obligation to redeem or purchase any Junior Subordinated Debentures pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof.

                  (k) Junior Subordinated Debentures Constituting Indebtedness. Each Junior Subordinated Debenture issued hereunder shall provide that the Company and, by its acceptance of a Junior Subordinated Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Junior Subordinated Debenture agree that for United States federal, state and local tax purposes it is intended that such Junior Subordinated Debenture constitute indebtedness.

                  (l) Registrar and Paying Agent. The Trustee shall initially serve as Registrar and Paying Agent for the Junior Subordinated Debentures.

                  (m) Initial Depositary. The initial depositary for the Junior Subordinated Debentures shall be The Depository Trust Company ("DTC").

                  (n) Global Securities. The Junior Subordinated Debentures shall initially be issued in certificated form (the "Certificated Junior Subordinated Debentures") and may from time to time be issued in global form (the "Global Junior Subordinated Debenture"). Beneficial owners of interests in the Global Junior Subordinated Debenture may exchange all or a portion of such beneficial interests for Certificated Junior Subordinated Debentures at any time, in accordance with the applicable rules of the Depositary. Holders of Certificated Junior Subordinated Debentures who are eligible to hold an interest in the Global Junior Subordinated Debenture may exchange all or a portion of such Certificated Junior Subordinated Debentures for an interest in the Global Junior Subordinated Debenture at any time, in accordance with the applicable rules of the Depositary.

         Section 2. (a) Except as provided in Section 2(b), Junior Subordinated Debentures may not be redeemed by the Company [prior to ______________, 200__]. Subject to the terms of Articles Ten and Eleven of the Indenture, the Company shall have the right to redeem Junior Subordinated Debentures for cash, in whole or in part, from time to time, [on or after ________________, 200__], at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest therein, including Compounded Interest, if any, to the date of such redemption (the "Optional Redemption Price"). Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Optional Redemption Price.

         (b) If, at any time, a Tax Event (as defined below) shall occur or be continuing the Company shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Junior Subordinated Debentures in whole or in part for cash at the Optional Redemption Price within 90 days following the occurrence of such Tax Event; provided, however, that, if at the time there is available to the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on EQ Capital Trust [ ], the Company or the holders of the Preferred Securities, the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] will pursue such measure in lieu of redemption.

         "Tax Event" means that the Company shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the day before the date of issuance of Preferred Securities under the Declaration, there is more than an insubstantial risk (x) that the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures and that the Trust would be subject to United States federal income tax if the Debentures were distributed to the holders of the Securities in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve the Trust, (y) that interest payable by the Company on the Junior Subordinated Debentures is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part, for United States federal income tax purposes, even if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust
[ ] in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve EQ Capital Trust [ ] or (z) that the EQ Capital Trust [ ] is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges and that the EQ Capital Trust [ ] would be subject to more than a de minimis amount of taxes, duties or other governmental charges if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust [ ] in liquidation of such holders' interests in EQ Capital Trust [ ] pursuant to the exercise by the Company of its right to dissolve the EQ Capital Trust [ ].

         (c) If the Junior Subordinated Debentures are only partially redeemed pursuant to this Section Two, the Junior Subordinated Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee, provided that to the extent at the time of redemption, Junior Subordinated Debentures are registered as a Global Debenture, the Trustee and the Depository shall determine by lot or other equitable method the principal amount of such Junior Subordinated Debentures held by each Holder to be redeemed in accordance with its customary procedures. Notwithstanding the foregoing, if a partial redemption of the Junior Subordinated Debentures would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and will only redeem the Junior Subordinated Debentures in whole.

                  Section 3.  Expenses.

                  (a) In connection with the purchase of the Junior Subordinated Debentures by EQ Capital Trust [ ], the Company shall be responsible for and shall pay for all debts and obligations (other than with respect to the Junior Subordinated Debentures) and all costs and expenses of EQ Capital Trust [ ] (including, but not limited to, costs and expenses relating to the organization of EQ Capital Trust [ ], the issuance of the Preferred Securities to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (as defined in the Declaration, as defined below) (including any amounts payable under Article X of the Amended and Restated Declaration of Trust of EQ Capital Trust [ ] (the "Declaration")), the costs and expenses relating to the operation of EQ Capital Trust [ ], including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of assets of EQ Capital Trust [ ]).

                  (b) In connection with the purchase of the Junior Subordinated Debentures by EQ Capital Trust [ ], the Company will pay any and all taxes (other than United States withholding taxes attributable to EQ Capital Trust [ ] or its assets) and all liabilities, costs and expenses with respect to such taxes of EQ Capital Trust [ ].

                  Section 4.  Miscellaneous.

                  (a) Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

                  (b) Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                  (c) Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  (d) Successor and Assigns. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successor and assigns, whether so expressed or not.

                  (e) Separability. In case any provision of this Supplemental Indenture or the Junior Subordinated Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  (f) Benefits of Indenture. Nothing in this Supplemental Indenture or in the Junior Subordinated Debentures, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            THE EQUITABLE COMPANIES
                                              INCORPORATED

                                            By:  _______________________
                                                 Name:
                                                 Title:

(Seal]

Attest:


-------------------------



                                              THE BANK OF NEW YORK,
                                              as Trustee


                                            By: _______________________
                                                Name:
                                                Title:

                                                                     EXHIBIT A-1
                                                                         [CUSIP]

                    [FORM OF FACE OF CERTIFICATED DEBENTURE]


REGISTERED                                                            REGISTERED

                      THE EQUITABLE COMPANIES INCORPORATED

                                                               Principal Amount:

No......                                                                $......


            ________% Junior Subordinated Debenture due______________


                  THE EQUITABLE COMPANIES INCORPORATED, a corporation duly organized and existing under the laws of the state of Delaware (herein referred to as the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________________________________ or registered assigns, the principal sum of ________________________________ Dollars ($______________) on
________________ (subject to earlier redemption at the option of the Company), and, subject to the right of the Company to extend the interest payment period on this Debenture as provided on the reverse hereof, to pay interest on the unpaid principal amount hereof, _______ on ____________________________________
(each an "Interest Payment Date"), commencing on _____________________, at the rate of ___% per annum from and including ___________________ (the "Issue Date")or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Debenture, until the principal hereof is paid or made available for payment.


                  The interest so payable on this Debenture which is punctually paid or provided for shall be paid to the Person in whose name this Debenture is registered at the close of business on the regular record date for such interest installment, which, except as set forth below, shall be, in respect of any Junior Subordinated Debenture of which the Property Trustee is the registered holder or a Global Debenture, the close of business on the _______ Business Day preceding that Interest Payment Date. Notwithstanding the foregoing sentence, if the Preferred Securities are no longer in book-entry only form, or if Junior Subordinated Debentures are not represented by a Global Debenture, the regular record dates for such interest installment shall be the close of business on the _____________ Business Day preceding that Interest Payment Date (in each case, a "Regular Record Date"). The interest so payable on this Debenture which is not punctually paid or provided for shall forthwith cease to be payable to the Person in whose name this Debenture is registered on the relevant record date, and such defaulted interest shall instead be payable to the Person in whose name this Debenture is registered on the special record date or other specified date in accordance with the Indenture; provided, however, that interest shall not be considered payable by the Company on any Interest Payment Date falling during the extension of any interest payment period as provided on the reverse hereof unless the Company has elected to make a full or partial payment of interest accrued on this Debenture on such Interest Payment Date.

                  To the extent allowed by law, the Company will pay interest on overdue installments of principal and interest at the applicable rate of interest borne by this Debenture.

                  Payment of the principal and interest on this Debenture will initially be paid at [_________________] as Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, payment of principal and interest may be paid at the option of the Company (i) by check mailed to the address of the Person in whose name this Debenture is registered on the relevant record date or (ii) by wire transfer of immediately available funds to any Holder entitled thereto as specified in the Register of Holders of the Debentures, provided that the final payment of principal shall be payable only upon surrender of this Debenture to the Paying Agent. Notwithstanding the foregoing, so long as the Property Trustee is the legal owner and record holder of the Junior Subordinated Debentures, the payment of the principal of and interest (including Compounded Interest, if any) on the Junior Subordinated Debentures held by the Property Trustee will be made by the Company in immediately available funds on the payment date therefor to the Property Account (as defined in the Declaration of Trust) established and maintained by the Property Trustee pursuant to the Declaration of Trust.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentica-tion hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, THE EQUITABLE COMPANIES INCORPORATED, has caused this instrument to be executed in its corporate name by the manual or facsimile signatures of duly authorized officers, and impressed or imprinted with its corporate seal or facsimile thereof, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated: ________________

[Seal]                                      THE EQUITABLE COMPANIES
                                                        INCORPORATED


                                                     By:    __________________
Attest:                                              Name:
                                                     Title


By:    ________________
       Name:
       Title:
                                                     By:    __________________
                                                     Name:
                                                     Title:


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the Securities of the series described in the within-mentioned Indenture.

                                                       THE BANK OF NEW YORK
                                                       as Trustee
Dated: ________________
                                                     By:   _____________________
                                                            Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                      THE EQUITABLE COMPANIES INCORPORATED

              _______% Junior Subordinated Debenture due _________

                  This Debenture is one of the securities of the Company, all issued or to be issued under an Indenture, dated as of _________________, duly executed and delivered by the Company to ________________________, as Trustee (hereinafter, the "Trustee", which term includes any successor trustee under such Indenture), as supplemented by a First Supplemental Indenture, dated as of ____________________ (as so supplemented, the "Indenture"), duly executed and delivered by the Company to the Trustee, to which Indenture, and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Junior Subordinated Debentures. This Debenture is designated as one of the _______% Junior Subordinated Debentures due _____________ (the "Junior Subordinated Debentures"), limited in aggregate principal amount to _____________, and is issued pursuant to the Indenture.

                  Notwithstanding anything contained in the Indenture to the contrary, so long as the Company is not then in default in the payment of any interest on the Junior Subordinated Debentures, the Company shall have the right at any time during the term of the Junior Subordinated Debentures, by notice given prior to an Interest Payment Date as provided below, to extend the interest payment period from time to time to another Interest Payment Date by one or more _________ periods, not to exceed at any one time ______ consecutive _________ interest periods from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"). Except as provided in the next succeeding sentence, no interest shall be due and payable during an Extension Period, but at the end of each Extension Period the Company shall pay to the Holders of record on the Regular Record Date for such Interest Payment Date (regardless of who the Holders of record may have been on other dates during the Extension Period) all interest then accrued and unpaid on the Junior Subordinated Debentures, together with interest thereon, compounded ___________ commencing on the first Interest Payment Date in such Extension Period, at the rate specified for the Junior Subordinated Debentures to the extent permitted by applicable law ("Compounded Interest"). Prior to the termination of any Extension Period, the Company may pay all or any portion of the interest accrued on the Junior

Subordinated Debentures on any Interest Payment Date to Holders of record on the Regular Record Date for such Interest Payment Date or from time to time further extend the interest payment period, provided that any such Extension Period together with all such previous and further extensions thereof may not exceed ________ interest periods at any one time. If the Company shall elect to pay all of the interest accrued on the Junior Subordinated Debentures on an Interest Payment Date during an Extension Period, such Extension Period shall automatically terminate on such Interest Payment Date. Upon the termination of any Extension Period and the payment of all amounts of interest then due, the Company may select a new Extension Period, subject to the above requirements.

                  So long as the Property Trustee is the legal owner and holder of record of the Junior Subordinated Debentures, at the time the Company selects an Extension Period, the Company shall give both the Property Trustee and the Trustee written notice of its selection of such Extension Period one business day prior to the earlier of (i) the next succeeding date on which distributions on the Preferred Securities are payable or (ii) the date EQ Capital Trust [ ] is required to give notice of the record date or the date such distributions are payable to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities, but in any event not less than one business day prior to such record date. The Company shall cause EQ Capital Trust [ ] to give notice of the Company's selection of such Extension Period to the holders of the Preferred Securities.

                  If as a result of a Dissolution Event Junior Subordinated Debentures have been distributed to holders of Preferred Securities and Common Securities, at the time the Company selects an Extension Period, the Company shall give the holders of the Junior Subordinated Debentures and the Trustee written notice of its selection of such Extension Period at least 10 Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Junior Subordinated Debentures.

         Except as provided in the next paragraph, Junior Subordinated Debentures may not be redeemed by the Company [prior to ______________, 200__]. The Company shall have the right to redeem this Debenture for cash at the option of the Company, without premium or penalty, in whole or in part, at any time [on or after ________________, 200__], (an "Optional Redemption"), at a redemption price equal to 100% of the principal amount plus any accrued and unpaid interest,including Compounded Interest, if any, to the date of such redemption (the "Optional Redemption Price"). Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Optional Redemption Price. If the Junior Subordinated Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Junior Subordinated Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee, provided that to the extent at the time of redemption, Junior Subordinated Debentures are registered as a Global Debenture, the Trustee and the Depository shall determine by lot or other equitable method the principal amount of such Junior Subordinated Debentures held by each Holder to be redeemed in accordance with its customary procedures. Notwithstanding the foregoing, if a partial redemption of the Junior Subordinated Debentures would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and will only redeem the Junior Subordinated Debentures in whole.

         If, at any time, a Tax Event (as defined below) shall occur or be continuing the Company shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Junior Subordinated Debentures in whole or in part for cash at the Optional Redemption Price within 90 days following the occurrence of such Tax Event; provided, however, that, if at the time there is available to the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action (such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on EQ Capital Trust [ ], the Company or the holders of the Preferred Securities, the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] will pursue such measure in lieu of redemption.

         "Tax Event" means that the Company shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the day before the date of issuance of Preferred Securities under the Declaration, there is more than an insubstantial risk (x) that the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures and that the Trust would be subject to United States federal income tax if the Debentures were distributed to the holders of the Securities in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve the Trust, (y) that interest payable by the Company on the Junior Subordinated Debentures is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part, for United States federal income tax purposes, even if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust
[ ] in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve EQ Capital Trust [ ] or (z) that the EQ Capital Trust [ ] is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges and that the EQ Capital Trust [ ] would be subject to more than a de minimis amount of taxes, duties or other governmental charges if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust [ ] in liquidation of such holders' interests in EQ Capital Trust [ ] pursuant to the exercise by the Company of its right to dissolve the EQ Capital Trust [ ].

                  The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Debenture upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The indebtedness evidenced by the Junior Subordinated Debentures is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the Indenture and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

                  The Company and, by its acceptance of this Debenture or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the outstanding

Junior Subordinated Debentures to modify the Indenture or any supplemental indenture with respect to the rights of the Holders of the Junior Subordinated Debentures, provided that no such modification shall (i) extend the fixed maturity of any Junior Subordinated Debenture, or reduce the principal thereof, or reduce the rate or extend the time of payment of interest thereon without the consent of the Holders of each such Junior Subordinated Debenture so affected,
(ii) modify the provisions of the Indenture with respect to the subordination of the Junior Subordinated Debentures in a manner adverse to the Holders thereof, or (iii) reduce the aforesaid percentage of Junior Subordinated Debentures the consent of the Holders of which is required for any such modification without the consent of the Holder of each such Junior Subordinated Debenture so affected. Any such consent given by the Holder of this Debenture shall be conclusive and binding upon such Holder and all future Holders of this Debenture and of any Junior Subordinated Debenture issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the place, at the respective time and at the rate herein prescribed.

                  This Debenture is issuable in registered form without coupons and in denominations of $25 and any integral multiples of $25 in excess thereof. This Debenture may be exchanged for a like aggregate principal amount of Junior Subordinated Debentures of other authorized denominations in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Debenture, the Company shall execute and the Trustee shall authenticate and deliver a new Junior Subordinated Debenture or Junior Subordinated Debentures of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.

                  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the person to whom interest is payable).

                  All terms used in this Debenture which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                  THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                   ASSIGNMENT
                    (To be executed by the registered Holder
               if such Holder desires to transfer this Debenture)


FOR VALUE RECEIVED __________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE


----------------------------------------


--------------------------------------------------------------------------------
                  (Please print name and address of transferee)



--------------------------------------------------------------------------------

this Debenture, together with all right, title and interest herein, and does
hereby irrevocably constitute and appoint                   Attorney to transfer
this Debenture on the securities register relating to this Debenture, with full power of substitution.

Dated: _________________                             _______________________
                                                     Signature



                                                     -----------------------
                                                     Signature Guaranteed


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar], which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the [Registrar] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


NOTICE: The signature to the foregoing assignment must correspond to the name as written upon the face of this Debenture in every particular, without alteration or any change whatsoever.

                                                                     EXHIBIT A-2
                                                                         [CUSIP]


                       [FORM OF FACE OF GLOBAL DEBENTURE]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS DEBENTURE IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC OR A NOMINEE OF DTC. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN CERTIFICATED FORM, THIS DEBENTURE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


REGISTERED                                                            REGISTERED

                      THE EQUITABLE COMPANIES INCORPORATED

                                                              Original Principal
                                                              Amount (subject to
                                                              reduction as
                                                              herein provided):

No......                                                              $......

           ___________% Junior Subordinated Debenture due ___________

                  THE EQUITABLE COMPANIES INCORPORATED, a corporation duly organized and existing under the laws of the state of Delaware (herein referred to as the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________________________________ or registered assigns, the principal sum of ___________________________ Dollars ($______________) or such amount as shall be the outstanding principal amount hereof, after (i) subtracting the aggregate principal amount of the Junior Subordinated Debentures that are not in global form (the "Certificated Junior Debentures") issued upon transfer or exchange for a portion or portions hereof as reflected on Schedule A hereto and (ii) adding the aggregate principal amount of any Certificated Junior Debentures which are cancelled upon a transfer or exchange for a resulting portion or portions hereof as reflected on Schedule A hereto, on ________________ (subject to earlier redemption at the option of the Company), and, subject to the right of the Company to extend the interest payment period on this Debenture as provided on the reverse hereof, to pay interest on the unpaid principal amount hereof, _______ on ________________________________________ (each an "Interest Payment
Date"), commencing on ________________ the rate of _________% per annum from and including _______________ (the "Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Debenture, until the principal hereof is paid or made available for payment.

                  The interest so payable on this Debenture which is punctually paid or provided for shall be paid to the Person in whose name this Debenture is registered at the close of business on the regular record date for such interest installment, which, except as set forth below, shall be, in respect of any Junior Subordinated Debenture of which the Property Trustee is the registered holder or a Global Debenture, the close of business on the _______ Business Day preceding that Interest Payment Date. Notwithstanding the foregoing sentence, if the Preferred Securities are no longer in book-entry only form, or if Junior Subordinated Debentures are not represented by a Global Debenture, the regular record dates for such interest installment shall be the close of business on the ______________ Business Day preceding that Interest Payment Date (in each case, a "Regular Record Date"). The interest so payable on this Debenture which is not punctually paid or provided for shall forthwith cease to be payable to the Person in whose name this Debenture is registered on the relevant record date, and such defaulted interest shall instead be payable to the Person in whose name this Debenture is registered on the special record date or other specified date in accordance with the Indenture; provided, however, that interest shall not be considered payable by the Company on any Interest Payment Date falling during the extension of any interest payment period as provided on the reverse hereof unless the Company has elected to make a full or partial payment of interest accrued on this Debenture on such Interest Payment Date.

                  To the extent allowed by law, the Company will pay interest on overdue installments of principal and interest at the applicable rate of interest borne by this Debenture.

                  Payment of the principal and interest on this Debenture will initially be paid at ________________________as Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Notwithstanding the foregoing, payment of principal and interest may be paid at the option of the Company (i) by check mailed to the address of the Person in whose name this Debenture is registered on the relevant record date or (ii) by wire transfer of immediately available funds to any Holder entitled thereto as specified in the Register of Holders of the Debentures, provided that the final payment of principal shall be payable only upon surrender of this Debenture to the Paying Agent. Notwithstanding the foregoing, so long as the Property Trustee is the legal owner and record holder of the Junior Subordinated Debentures, the payment of the principal of and interest (including Compounded Interest, if any) on the Junior Subordinated Debentures held by the Property Trustee will be made by the Company in immediately available funds on the payment date therefor to the Property Account (as defined in the Declaration of Trust) established and maintained by the Property Trustee pursuant to the Declaration of Trust.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, THE EQUITABLE COMPANIES INCORPORATED, has caused this instrument to be executed in its corporate name by the manual or facsimile signatures of duly authorized officers, and impressed or imprinted with its corporate seal or facsimile thereof, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated: ____________________

[Seal]                                               THE EQUITABLE COMPANIES
                                                       INCORPORATED

                                                     By:      __________________
Attest:                                                       Name:
                                                              Title:

By:   ____________________
      Name:
      Title:
                                                     By:      __________________
                                                              Name:
                                                              Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the Securities of the series described in the within-mentioned Indenture.

                                                   THE BANK OF NEW YORK,
                                                       as Trustee
Dated: ____________________

                                                     By:  ______________________
                                                          Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]

                      THE EQUITABLE COMPANIES INCORPORATED

          ____________% Junior Subordinated Debenture due ____________


                  This Debenture is one of the securities of the Company, all issued or to be issued under an Indenture, dated as of _______________, duly executed and delivered by the Company to ________________________, as Trustee (hereinafter, the "Trustee", which term includes any successor trustee under such Indenture), as supplemented by a First Supplemental Indenture, dated as of _______________ (as so supplemented, the "Indenture"), duly executed and delivered by the Company to the Trustee, to which Indenture, and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Junior Subordinated Debentures. This Debenture is designated as one of the _______% Junior Subordinated Debentures due 2024 (the "Junior Subordinated Debentures"), limited in aggregate principal amount to $__________________, and is issued pursuant to the Indenture.

                  Notwithstanding anything contained in the Indenture to the contrary, so long as the Company is not then in default in the payment of any interest on the Junior Subordinated Debentures, the Company shall have the right at any time during the term of the Junior Subordinated Debentures, by notice given prior to an Interest Payment Date as provided below, to extend the interest payment period from time to time to another Interest Payment Date by one or more _______ periods, not to exceed at any one time __ consecutive _______ interest periods from the last Interest Payment Date to which interest was paid in full (each, an "Extension Period"). Except as provided in the next succeeding sentence, no interest shall be due and payable during an Extension Period, but at the end of each Extension Period the Company shall pay to the Holders of record on the Regular Record Date for such Interest Payment Date (regardless of who the Holders of record may have been on other dates during the Extension Period) all interest then accrued and unpaid on the Junior Subordinated Debentures, together with interest thereon, compounded ___________ commencing on the first Interest Payment Date in such Extension Period, at the rate specified for the Junior Subordinated Debentures to the extent permitted by applicable law ("Compounded Interest"). Prior to the termination of any Extension Period, the Company may pay all or any portion of the interest accrued on the Junior

Subordinated Debentures on any Interest Payment Date to Holders of record on the Regular Record Date for such Interest Payment Date or from time to time further extend the interest payment period, provided that any such Extension Period together with all such previous and further extensions thereof may not exceed ________________ interest periods at any one time. If the Company shall elect to pay all of the interest accrued on the Junior Subordinated Debentures on an Interest Payment Date during an Extension Period, such Extension Period shall automatically terminate on such Interest Payment Date. Upon the termination of any Extension Period and the payment of all amounts of interest then due, the Company may select a new Extension Period, subject to the above requirements.

                  So long as the Property Trustee is the legal owner and holder of record of the Junior Subordinated Debentures, at the time the Company selects an Extension Period, the Company shall give both the Property Trustee and the Trustee written notice of its selection of such Extension Period one business day prior to the earlier of (i) the next succeeding date on which distributions on the Preferred Securities are payable or (ii) the date EQ Capital Trust [ ] is required to give notice of the record date or the date such distributions are payable to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities, but in any event not less than one business day prior to such record date. The Company shall cause EQ Capital Trust [ ] to give notice of the Company's selection of such Extension Period to the holders of the Preferred Securities.

                  If as a result of the dissolution of EQ Capital Trust [ ] Junior Subordinated Debentures have been distributed to holders of Preferred Securities and Common Securities, at the time the Company selects an Extension Period, the Company shall give the holders of the Junior Subordinated Debentures and the Trustee written notice of its selection of such Extension Period at least 10 Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Junior Subordinated Debentures.

         Except as provided in the next paragraph, Junior Subordinated Debentures may not be redeemed by the Company [prior to ______________, 200__]. The Company shall have the right to redeem this Debenture for cash at the option of the Company, without premium or penalty, in whole or in part, at any time [on or after ________________, 200__], (an "Optional Redemption"), at a redemption price equal to 100% of the principal amount plus any accrued and unpaid interest, including Compounded Interest, if any, to the date of such redemption (the "Optional Redemption Price"). Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Optional Redemption Price. If the Junior Subordinated Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Junior Subordinated Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee, provided that to the extent at the time of redemption, Junior Subordinated Debentures are registered as a Global Debenture, the Trustee and the Depository shall determine by lot or other equitable method the principal amount of such Junior Subordinated Debentures held by each Holder to be redeemed in accordance with its customary procedures. Notwithstanding the foregoing, if a partial redemption of the Junior Subordinated Debentures would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and will only redeem the Junior Subordinated Debentures in whole.

         If, at any time, a Tax Event (as defined below) shall occur or be continuing the Company shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Junior Subordinated Debentures in whole or in part for cash at the Optional Redemption Price within 90 days following the occurrence of such Tax Event; provided, however, that, if at the time there is available to the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on EQ Capital Trust [ ], the Company or the holders of the Preferred Securities, the Company or the Regular Trustees on behalf of EQ Capital Trust [ ] will pursue such measure in lieu of redemption.

         "Tax Event" means that the Company shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the day before the date of issuance of Preferred Securities under the Declaration, there is more than an insubstantial risk (x) that the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures and that the Trust would be subject to United States federal income tax if the Debentures were distributed to the holders of the Securities in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve the Trust, (y) that interest payable by the Company on the Junior Subordinated Debentures is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part, for United States federal income tax purposes, even if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust
[ ] in liquidation of such holders' interests in the Trust pursuant to the exercise by the Company of its right to dissolve EQ Capital Trust [ ] or (z) that the EQ Capital Trust [ ] is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges and that the EQ Capital Trust [ ] would be subject to more than a de minimis amount of taxes, duties or other governmental charges if the Junior Subordinated Debentures were distributed to the holders of the Preferred Securities and Common Securities of EQ Capital Trust [ ] in liquidation of such holders' interests in EQ Capital Trust [ ] pursuant to the exercise by the Company of its right to dissolve the EQ Capital Trust [ ].

                  The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness evidenced by this Debenture upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The indebtedness evidenced by the Junior Subordinated Debentures is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the Indenture and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

                  The Company and, by its acceptance of this Debenture or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the outstanding

Junior Subordinated Debentures to modify the Indenture or any supplemental indenture with respect to the rights of the Holders of the Junior Subordinated Debentures, provided that no such modification shall (i) extend the fixed maturity of any Junior Subordinated Debenture, or reduce the principal thereof, or reduce the rate or extend the time of payment of interest thereon without the consent of the Holders of each such Junior Subordinated Debenture so affected,
(ii) modify the provisions of the Indenture with respect to the subordination of the Junior Subordinated Debentures in a manner adverse to the Holders thereof, or (iii) reduce the aforesaid percentage of Junior Subordinated Debentures the consent of the Holders of which is required for any such modification without the consent of the Holder of each such Junior Subordinated Debenture so affected. Any such consent given by the Holder of this Debenture shall be conclusive and binding upon such Holder and all future Holders of this Debenture and of any Junior Subordinated Debenture issued on registration hereof, the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Debenture.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the place, at the respective time, at the rate and in the coin or currency herein prescribed.

                  This Debenture is issuable in registered form without coupons and in denominations of $25 and any integral multiples of $25 in excess thereof. This Debenture may be exchanged for a like aggregate principal amount of Junior Subordinated Debentures of other authorized denominations in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Debenture, the Company shall execute and the Trustee shall authenticate and deliver a new Junior Subordinated Debenture or Junior Subordinated Debentures of like tenor and authorized denominations for an equal aggregate principal amount in exchange herefor, subject to the limitations provided in the Indenture.

                  No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes (subject to the provisions hereof with respect to determination of the person to whom interest is payable).

                  All terms used in this Debenture which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                  This Debenture shall be governed by and construed in accordance with the laws of the State of New York.

                                        SCHEDULE A


                                        Principal amount of this
          Principal amount of           Global Debenture           Principal Amount of
          Certificated Debentures       exchanged or transferred   this Global Debenture
          exchanged or transferred      for a Certificated         After Relevant
          for an interest in this       Debenture                  Exchange or            Notation
Date      Global Debenture              ---------                  Transfer               Made by
----      ----------------                                         --------               -------


-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

-----     ---------------               ------------               ------------            -------

                                   ASSIGNMENT
                    (To be executed by the registered Holder
               if such Holder desires to transfer this Debenture)



FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE


------------------------------------


--------------------------------------------------------------------------------
                  (Please print name and address of transferee)




--------------------------------------------------------------------------------
this Debenture, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint
Attorney to transfer this Debenture on the securities register relating to this Debenture, with full power of substitution.

Dated:                                              ____________________________
                                                    Signature


                                                    ----------------------------
                                                    Signature Guaranteed


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the [Registrar], which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the [Registrar] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


NOTICE: The signature to the foregoing assignment must correspond to the name as written upon the face of this Debenture in every particular, without alteration or any change whatsoever.